UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

SPRIZA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-185669	90-0888324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Penn Street El Segundo, CA		90245
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (403) 614-4441

Copies to:

Jay Cowles.
Spriza, Inc.
111 Penn Street
El Segundo, CA  90245
Telephone: (650) 204-7903

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2015, our board of directors and a majority of our shareholders approved an amendment to our Articles of Incorporation for the purpose of increasing our total authorized common shares from 190,000,000 shares to 760,000,000 shares and our total authorized preferred shares from 10,000,000 to 40,000,000 shares.

A copy of the Certificate of Amendment that was filed with the Nevada Secretary of State on July 6, 2015 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, dated July 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRIZA, INC.

Date: July 7, 2015	By:	/s/ Rob Danard
Rob Danard
Chief Executive Officer